News Release

Investor Contacts:

Tirth Patel

Edison Advisors

T: 646-653-7035

tpatel@edisongroup.com

MagneGas Schedules Second Quarter 2018 Earnings Conference Call and Business Update

Conference Call to be held Tuesday, August 14, 2018 at 1:00pm ET

TAMPA, FL – August 9, 2018 — MagneGas Corporation (“MagneGas” or the “Company”) (NASDAQ: MNGA), a leading clean technology company in the renewable resources and environmental solutions industries, today announced it will host a conference call on Tuesday, August 14th, 2018 at 1:00pm Eastern Time to discuss its financial results for the second quarter 2018, in conjunction with the filing of its quarterly report on Form 10-Q for the second quarter ended June 30, 2018.

Ermanno Santilli, Chief Executive Officer, and Scott Mahoney, Chief Financial Officer of MagneGas, will host the call and provide an update on recent developments, including details of recent acquisitions and other corporate updates. To participate in the call, please dial 1-877-407-0312 (toll-free) in the U.S. and Canada. The conference ID number for both the call and webcast is 13682528.

Event:	Q2 2018 Earnings and Business Update Conference Call
Date:	Tuesday, August 14, 2018
Time:	1:00pm (Eastern Time)
Participant Dial-in:	1-877-407-0312 (toll free)
Conference ID:	13682528
Webcast Link:	https://webcasts.eqs.com/magnegas20180814

A live audio webcast of the conference call will also be available on the investor relations page of MagneGas’ corporate website at www.magnegas.com.

About MagneGas Corporation

MagneGas Corporation (MNGA) owns a patented process that converts various renewables and liquid wastes into MagneGas® fuels. These fuels can be used as an alternative to natural gas or for metal cutting. The Company’s testing has shown that its metal cutting fuel “MagneGas2®” is faster, cleaner and more productive than other alternatives on the market. It is also cost effective and safe to use with little changeover costs. The Company currently sells MagneGas2® into the metal working market as a safer and cleaner alternative to acetylene.

The Company also sells equipment for the sterilization of bio-contaminated liquid waste for various industrial and agricultural markets. In addition, the Company is developing a variety of ancillary uses for MagneGas® fuels utilizing its high flame temperature for co-combustion of hydrocarbon fuels and other advanced applications. For more information on MagneGas, please visit the Company’s website at http://www.MagneGas.com.

The Company distributes MagneGas2® through Independent Distributors in the U.S and through its wholly owned distributors, ESSI, Green Arc Supply, Trico Welding Supply and Complete Welding of San Diego. ESSI has 4 locations in Florida, Green Arc 2 locations in Texas and one location in Louisiana, Trico has two locations in northern California, and Complete Welding has one location in southern California.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.